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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 1999


                                Blair Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                             001-00878                     25-0691670
        --------                             ---------                     ----------
(State or other Jurisdiction of        (Commission File No.)     (I.R.S. Employer Identification
incorporation)                                                   No.)

     220 Hickory Street, Warren, Pennsylvania                              16366-0001
     ----------------------------------------                              ----------
     (Address of Principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (814) 723-3600




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

                  On January 22, 1999, the Registrant announced that, at the request of the trustees of the Estate of John L. Blair, the Registrant had repurchased 500,000 shares of the Common Stock of the Registrant, at a negotiated purchase price not in excess of the market price of the shares on the date of the transaction. The Registrant also stated that it intends to repurchase up to an additional 100,000 shares of the Common Stock of the Registrant in March 1999 from the Estate of John L. Blair. A press release regarding the announcement is attached as Exhibit 99.



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ITEM 7.           FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

                  (c) Exhibits

                           Exhibit 99.  Press Release



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  January 22, 1999                 Blair Corporation

                                        By: /s/ Kent Sivillo
                                            ---------------------------------
                                            Kent Sivillo, Treasurer and Chief
                                              Financial Officer











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